================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2004

                              Scantek Medical, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                000-27592                   84-1090126
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)           File Number)            Identification No.)


                  4B WING DRIVE, CEDAR KNOLLS, NEW JERSEY    07927
--------------------------------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code .......... (973) 401-0434



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================

Item 4.01.  Changes in Registrant's Certifying Accountant.

         On September 27, 2004, Scantek Medical, Inc. (the "Registrant"), pursuant to the approval of the Board of Directors of the Registrant, engaged Marcum & Kliegman LLP as its certifying accountants.

         On October 9, 2002, Registrant filed a Form 8-K announcing the engagement of Grassi & Co., CPAs, P.C. ("Grassi"). During the period in which Grassi was engaged as Registrant's accountants, the Registrant did not have any disagreements with Grassi on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure. However, in its Independent Auditor's Report with respect to Registrant's financial statements for the fiscal year ended June 30, 2002, as set forth in the Registrant's 2002 10KSB, Grassi expressed substantial doubt about the Registrant's ability to continue as a going concern.

         None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's two most recent fiscal years ended June 30, 2003 and June 30, 2004 and the subsequent interim periods to the date hereof.

         The Registrant delivered a copy of this Report on Form 8-K to Grassi on September 28, 2004 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not it agrees with the statements made by the Registrant in response to this Item and, if not, stating the respects in which it does not agree. A copy of the response letter of Grassi is attached hereto as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit 16.1 - Letter from Grassi & Co., CPAs, P.C. dated September 30, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Scantek Medical, Inc.

                                                a Delaware corporation



Date:  September 30, 2004                       By: /s/ Zsigmond Sagi
                                                    ----------------------------
                                                    Dr. Zsigmond Sagi, President



                                       3